FORM 8K
                     CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event report)
March 17, 1998

                    Intersolv, Inc.
 (Exact name of registrant as specified in its charter)

Delaware                        0-15188
(State or other jurisdiction)  (Commission File Number)
52-0990382 (IRS Employer of Identification No.)

           9420 Key West Avenue, Rockville, Maryland 20850
              (Address of principal executive offices)

Registrant's telephone number, including area code 301/838-5000


  (Former name or former address, if changed since last report)


Item 2.

On March 2, 1998, the Company acquired all the outstanding shares of SQL Software, Ltd. ("SQL"), a U.K. corporation engaged in the software life cycle management business, in exchange for 1,251,450 shares of Company's Common Stock. The approximate consideration value is $19 million. The transaction will be accounted for under the purchase rules of accounting as delineated in A.P.B. 16.

SQL is a privately held company incorporated under the laws of England and Wales with principal offices located in Hertford, U.K. and Vienna, Virginia. SQL provides software configuration management solutions to software developers and end users. SQL shareholders were comprised of its key management, as well as a private investment firm.

In connection with the transaction, the Company granted to SQL shareholders certain shelf registration rights under the 1933 Act.

Item 7.

2.1 Share Exchange Agreement


 Execution Copy


     2/28/98



                            SHARE EXCHANGE AGREEMENT
                                  BY AND AMONG
                                 INTERSOLV, INC.
                                       AND
                       THE SHAREHOLDERS OF SQL HOLDINGS LTD.
                                      DATED
                                 MARCH 2, 1998

                               TABLE OF CONTENTS

                                                                Page

ARTICLE I   THE SHARE EXCHANGE AND OTHER CLOSING
            TRANSACTIONS                                         3
             1.01     Defined Terms                              3
             1.02     The Exchange                               3
             1.03     Payment, Redemption and Repayment          4
             1.04     The Closing.                               4

ARTICLE II   REPRESENTATIONS AND WARRANTIES OF THE
             WARRANTORS                                          5
             2.01     Corporate Organization                     5
             2.02     Capital Shares                             5
             2.03     Subsidiaries                               6
             2.04     No Violation                               7
             2.05     Financial Statements                       8
             2.06     No Undisclosed Liabilities                 8
             2.07     Absence of Certain Changes                 9
             2.08     Contracts and Insurance                   10
             2.09     Title to Property; Leaseholds             12
             2.10     Litigation                                16
             2.11     Tax Matters                               17
             2.12     Employee Benefit Plans; Employees         20
             2.13     Labor Matters                             21
             2.14     Compliance with Applicable Laws           22
             2.15     Accounts Receivable                       22
             2.16     Access                                    23
             2.17     [Intentionally omitted]                   23
             2.18     Governmental Authorities                  23
             2.19     Limitation of Liability of Warrantors     23

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF THE SQL
             SHAREHOLDERS                                       25
             3.01     Legal Title                               25
             3.02     Authorization; No Conflicts               26
             3.03     Investment Intent                         26
             3.04     No U.S. Person                            27
             3.05     Limitation of Liability of SQL
                      Shareholders                              27

ARTICLE IV   REPRESENTATIONS AND WARRANTIES OF INTERSOLV        29
             4.01     Corporate Organization                    29
             4.02     Authorization                             29
             4.03     No Violation                              30
             4.04     Governmental Authorities                  31
             4.05     SEC Documents; Financial Statements.      31
             4.06     No Undisclosed Liabilities                33
             4.07     Absence of Certain Changes                33
             4.08     Capital Stock                             34
             4.09     Litigation                                34

ARTICLE V    COVENANTS OF THE SQL SHAREHOLDERS AND INTERSOLV    35
             5.01     Confidentiality                           35
             5.02     Press Release                             36

ARTICLE VI   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF
             INTERSOLV                                          36
             6.01     Delivery of Share Certificates            36
             6.02     Representations and Warranties;
                      Performance                               37
             6.03     Opinion of Counsel.                       37
             6.04     Resignation of Directors and
                      Officers                                  37
             6.05     Registration Rights Agreement             37
             6.06     Securities Laws                           37
             6.07     Agreement with Option Holders             37
             6.08     Haque Employment                          38
             6.09     Powers of Attorney                        38
             6.10     Trustees= and Others' Authority           38
             6.11     Release of Charges                        38
             6.12     NASDAQ                                    38
             6.13     Board Meetings.                           39

ARTICLE VII  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE
             SQL SHAREHOLDERS                                   39
             7.01     Representations and Warranties;
                      Performance                               39
             7.02     Opinion of Counsel                        39
             7.03     Valid Issuance of Intersolv Shares        39
             7.04     Registration Rights                       40
             7.05     Redemption and Repayment                  40
             7.06     NASDAQ                                    40

ARTICLE VIII MISCELLANEOUS PROVISIONS                           40
             8.01     Amendment and Modification                40
             8.02     Waiver of Compliance; Consents            40
             8.03     Investigations; Survival of
                      Representations and Warranties            41
             8.04     Notices                                   41
             8.05     Assignment                                43
             8.06     Counterparts                              43
             8.07     Headings                                  44
             8.08     Governing Law                             44
             8.09     Time of Essence                           44
             8.10     Entire Agreement                          44
             8.11     Expenses                                  44
             8.12     Severability                              45
             8.13     Broker                                    45
             8.14     Pre-emption Rights.                       45
             8.15     Release by SQL Shareholders.              45
             8.16     Signatures.                               46


     LIST OF ATTACHMENTS



Appendix R-2     Allocation of Consideration

Appendix 1.01    Definitions; Interpretation

Schedule 1       SQL Disclosure Schedule

Schedule 2       Intersolv Disclosure Schedule

Exhibit  A-1     Opinion of Tucker, Flyer & Lewis, a
                 Professional Corporation

Exhibit  A-2     Opinion of Paisner & Co.

Exhibit  A-3     Opinion of Slaughter & May

Exhibit  A-4     Opinion of Jenners

Exhibit  B-1     Registration Rights Agreement (SQL
                 Shareholders other than 3i)

Exhibit  B-2     Registration Rights Agreement (3i)

Exhibit  C       Form of Agreement with Option Holder

Exhibit  D       [Intentionally Omitted]

Exhibit  E-1     Board Resolutions (SQL)

Exhibit  E-2     Board Resolutions (SQL Software
Limited)

Exhibit  E-3     Board Resolutions (SQL Software Inc.)

Exhibit  F       Opinion of Arent Fox Kintner Plotkin &
Kahn, PLLC


     SHARE EXCHANGE AGREEMENT



     THIS SHARE EXCHANGE AGREEMENT ("Agreement") is made

as of March 2, 1998, by and among (1) Intersolv, Inc., a

Delaware corporation ("Intersolv"), and (2) (i) 3 i
Group

plc, 91 Waterloo Road, London SE1 8XP England (A3 i@),

(ii) Tanweer Haque, Green Den, Broad Green, Chrishall,

Herts, Essex, SG8 8QR England (AMr. Haque@),

(iii) Michael Dudley, 31 Hurst Road, Buckhurst Hill,

Essex 1G9 6AB England (AMr. Dudley@), (iv) Alastair
Bone,

The Old White Hart, Cambridge Road, Ugley, Herts CM22
6HR

England (AMr. Bone@), (v) SEFTA Trustees Limited, 12
Hill

Street, St. Helier, Jersey, CI, as trustee for Mr.
Haque

under that certain T.A. Haque Settlement dated

November 23, 1988, (in such capacity, the AHaque
Trustee

Seller@), (vi) SEFTA Trustees Limited, at the above

address, as trustee for Mr. Dudley under that certain

M.R. Dudley Settlement dated November 23, 1988, (in such

capacity the ADudley Trustee Seller@), and (vii) SEFTA

Trustees Limited, at the above address, as trustee for

Mr. Bone under that certain A.J.M. Bone Settlement dated

November 23, 1988, (in such capacity, the ABone Trustee

Seller@ and, together with the Haque Trustee Seller, and

the Dudley Trustee Seller, collectively, the ATrustee

Sellers@) (all of the foregoing (i) through (viii) being

hereinafter referred as the ASQL Shareholders@).



     R E C I T A L S:

     R-1.     The SQL Shareholders own all of the
issued

and outstanding AA@ Ordinary Shares of ,1.00 par value

each (AAA@ Ordinary Shares@), Ordinary Shares of ,1.00

par value each  (AOrdinary Shares@), and Preference

Shares of  50p par value  each (APreference Shares@)

(collectively, the ASQL Shares@) of SQL Holdings Ltd.

(ASQL@), a company incorporated in England and Wales, and

desire to exchange all of their SQL Shares for shares of

common stock of Intersolv (all such authorized shares

being the AIntersolv Common Stock@) on the terms and

conditions provided herein.

     R-2.     Attached hereto as Appendix R-2 is a list

of the SQL Shareholders with the number of SQL Shares

owned by each of them set opposite their names, and a

list of the holders of Options and the number of SQL

Shares owned by them at the Closing Date pursuant to

their exercise of the Options, along with the respective

number of Consideration Shares to be allocated to each,

subject to the conditions set forth hereunder.

     R-3.     SQL owns all of the issued and
outstanding

share capital of SQL Software Ltd., a company

incorporated in England, which in turn owns all of the

issued and outstanding share capital of SQL Software

Inc., a Delaware corporation, and all of the issued and

outstanding share capital of SQL GmbH, a company

incorporated under the laws of Germany (each a

ASubsidiary@ and together the ASubsidiaries@).

     R-4.     The Intersolv Common Stock is publicly

traded on the National Association of Securities
Dealers

Automated Quotation National Market System (ANASDAQ@).

     R-5.     The board of directors of Intersolv has

approved and adopted this Agreement and the issuance of

1,251,450 shares of Intersolv Common Stock (the

AConsideration Shares@) in exchange for all of the issued

and outstanding "A" Ordinary and Ordinary Shares,

options, and rights entitling the holder to receive share

capital of SQL or securities convertible into share

capital of SQL, it being understood that simultaneously

with Closing, but deemed to be immediately prior thereto,

SQL shall have paid ,556.559.52 to 3i in cash to redeem

the Preference Shares and repay the Loan (which includes

the early repayment compensation on the Loan), plus

dividends on the Preference Shares and interest on the

Loan accrued through the Closing Date.

     NOW THEREFORE, in consideration of the premises and

of the mutual provisions, agreements, and covenants

herein contained, Intersolv and the SQL Shareholders

agree as follows:

     ARTICLE I

     THE SHARE EXCHANGE AND OTHER CLOSING TRANSACTIONS

     1.01     Defined Terms.  All capitalized terms
used

herein and not otherwise defined herein shall have the

meanings set forth in Appendix 1.01.

     1.02     The Exchange.  At the Closing, the SQL

Shareholders shall transfer all of their AA@ Ordinary

Shares and Ordinary Shares to Intersolv, and in exchange

therefor (the AShare Exchange@), Intersolv shall issue to

each SQL Shareholder a temporary share certificate

evidencing such SQL Shareholders' ownership of the

Consideration Shares in accordance with



Appendix R-2.  Intersolv shall not issue fractional

shares of Intersolv Common Stock in connection with the

transaction contemplated by this Agreement.

Consequently, de minimus adjustments have been made to

the allocations in Appendix R-2.  Intersolv has

instructed its transfer agent to prepare certificates in

the form held by Intersolv's public shareholders

evidencing such SQL Shareholders' ownership of the

Consideration Shares in accordance with Appendix R-2, and

will promptly deliver to each SQL Shareholder a new

certificate in exchange for its or his respective

temporary share certificate.

     1.03     Payment, Redemption and Repayment.

Simultaneously with the Closing, but deemed to be

immediately prior thereto, SQL shall pay to 3i: (a)

,556,559.52 in cash to redeem the Preference Shares and

repay the Loan (which includes the early repayment

compensation on the Loan), plus dividends on the

Preference Shares and interest on the Loan accrued

through the Closing Date.

     1.04      The Closing.  The closing of the Share

Exchange and the other transactions contemplated by this

Agreement (the "Closing") shall take place at the offices

of Intersolv located at 9420 Key West Avenue,
Rockville,

MD 20850, USA, at 4:00 a.m. E.S.T. on March 2, 1998, or

at such other place or places and at such other time as

the parties may agree (the "Closing Date").



     ARTICLE II

     REPRESENTATIONS AND WARRANTIES OF THE WARRANTORS

     Warrantors, jointly and severally, represent and

warrant to Intersolv, except as stated in the disclosure

schedule attached hereto as Schedule 1 (the ASQL

Disclosure Schedule@), that:

     2.01       Corporate Organization.  SQL is a

corporation duly organized and validly existing under the

laws of England and Wales, and has full corporate power

and authority to carry on its business as it is now being

conducted and to own the properties and assets it now

owns; SQL is duly qualified or licensed to do business as

a foreign corporation in each jurisdiction set forth in

Section 2.01 of the SQL Disclosure Schedule, which, to

the Knowledge of Warrantors, are the only jurisdictions

in which SQL or any of its Subsidiaries conducts

business; Section 2.01 of the SQL Disclosure Schedule

contains  correct copies of SQL=s articles of

incorporation and bylaws, as amended to date and as now

in effect; and the statutory books of SQL and its

Subsidiaries contain an accurate record of all material

matters which should be dealt with therein, and, to the

Warrantors= Knowledge, no notice or allegation has been

received that any of such books are incomplete or

incorrect.

     2.02       Capital Shares.  SQL's authorized share

capital consists of 450 AA@ Ordinary Shares, 598
Ordinary

Shares, and  325,000 Preference Shares of which 450 AA@

Ordinary Shares, and 550 Ordinary Shares are issued and

outstanding.  Immediately prior to the redemption

described in Recital R-5, 216,667 Preference Shares were

issued and outstanding.  The SQL Shares constitute the

whole of SQL=s issued and allotted share capital and all

such shares are duly and validly issued and are fully

paid-up.  Except for such AA@ Ordinary Shares, such

Ordinary Shares, and such Preference Shares, there are no

capital shares of SQL issued and/or outstanding.

Simultaneously with the Closing, all issued and

outstanding Preference Shares will be redeemed by SQL.

Immediately prior to Closing, except for options to

subscribe for a total of forty-eight (48) Ordinary
Shares

which have been granted pursuant to Option Certificates

evidencing options granted pursuant to SQL=s Executive

Share Option Scheme included in the SQL Disclosure

Schedule (the "Options"), there are no outstanding

options, warrants, rights, contracts, commitments,

understandings or arrangements by which SQL is bound to

issue any additional share capital or any security

convertible into shares or exercisable or exchangeable

therefor.  Section 2.02 of the SQL Disclosure Schedule

sets forth true and complete information concerning

(i) the identity of each holder of any Options, (ii) the

number of shares of SQL issuable upon the exercise of

each such Option, (iii) the dates on which such Options

have vested or will vest and became or will become

exercisable, and (iv) the exercise price payable upon

exercise of the Options.

     2.03       Subsidiaries.  Except for the

Subsidiaries, each of which is a duly organized and

validly existing corporation and, to the extent

applicable, in good standing in the jurisdiction of its

incorporation, SQL does not own, directly or indirectly,

any capital shares or other equity securities of any

corporation, partnership or other entity.  With respect

to each Subsidiary: (a) SQL owns directly or indirectly

all of such Subsidiary's outstanding capital shares;

(b) all such outstanding capital shares are duly and

validly issued and fully paid-up; (c) there are no

outstanding options, warrants, rights, contracts,

commitments, understandings or arrangements by which the

Subsidiary is bound to issue any additional capital

shares of such Subsidiary or any security convertible

into shares or exercisable or exchangeable therefor;

(d) there are no outstanding options, warrants, rights,

contracts, commitments, understandings or arrangements by

which SQL or another Subsidiary is bound to transfer any

capital shares of such Subsidiary or any security

convertible into shares or exercisable or exchangeable

therefor; (e) the Subsidiary is qualified or licensed to

do business as a foreign corporation in the jurisdictions

identified in Section 2.03 of the SQL Disclosure

Schedule, which, to the Knowledge of Warrantors, are the

only jurisdictions in which the subsidiary conducts its

business; and (f) the SQL Disclosure Schedule contains

correct copies of each Subsidiary's articles of

incorporation and bylaws, as amended to date and as now

in effect.

     2.04       No Violation.  The performance of this

Agreement and the consummation of the transactions

contemplated hereby do not and will not conflict with,

result in a breach or violation of, or a default under

(i) SQL's or any Subsidiary's articles of incorporation

or bylaws, (ii) any obligation under any mortgage, lease,

agreement or instrument applicable to SQL, any Subsidiary

or any of their respective properties, or (iii) any law,

rule, regulation, judgment, order or decree of any

government or governmental or regulatory authority or

court having jurisdiction over SQL, any Subsidiary or any

of their respective properties, except, in the case of

clauses (ii) and (iii) hereof, where such conflict,

breach, violation or default would not have a Material

Adverse Effect on the business, properties, condition

(financial or otherwise), results of operations or

reasonably foreseeable prospects of SQL and its

Subsidiaries considered as a consolidated entity, and

provided further that no representation or warranty is

given with respect to the possible application of any

law, rule or regulation pertaining to the preservation of

competition as a result of the consummation of the

transactions contemplated hereby.

     2.05       Financial Statements.  Included in the

SQL Disclosure Schedule are true and complete copies of

(i) SQL=s financial statements for each of the years

ended December 31, 1994, 1995, and 1996, each of which

has been audited by Wilkins Kennedy, independent

chartered accountants, and (ii) SQL=s financial

statements for the year ended December 31, 1997 which

have been reviewed by Wilkins Kennedy and have been

prepared by management in a manner consistent with the

financial statements for each of the years ended
December

31, 1994, 1995 and 1996.   (Such financial statements
are

hereinafter referred to as the A1994 Financial

Statements,@ the A1995 Financial Statements,@ the A1996

Financial Statements,@ and the A1997 Financial

Statements,@ respectively, and, collectively, as the "SQL

Financial Statements".)  The SQL Financial Statements

have been prepared in accordance with UK generally

accepted accounting principles applied on a consistent

basis during the periods involved (except as may be

indicated in the notes thereto) and fairly present in all

material respects the consolidated financial position of

SQL and its Subsidiaries as of their respective dates and

the related consolidated results of operations and cash

flows for the periods then ended.

     2.06       No Undisclosed Liabilities.  Except for

(a) liabilities and obligations disclosed in Section
2.06

of the SQL Disclosure Schedule, (b) liabilities and

obligations incurred in the ordinary course of business

since the date of the 1996 Financial Statements,

(c) costs and expenses incurred in connection with

entering into and consummating the transactions

contemplated by this Agreement, and (d) the obligations

expressly set forth in this Agreement, none of SQL, any

Subsidiary, or any of their respective properties is

subject to any material liability or obligation

(absolute, accrued, contingent or otherwise) which was

not fairly reflected or reserved against in the 1996

Financial Statements.

     2.07       Absence of Certain Changes.  Except as

disclosed in the Section 2.07 of the SQL Disclosure

Schedule, or as contemplated or permitted by this

Agreement, since the date of the 1996 Financial

Statements, there has not been: (a) any change that has

had or would have a Material Adverse Effect on the

financial position, business, operations or reasonably

foreseeable prospects of SQL and its Subsidiaries

considered as a consolidated entity which is not

specifically identified and reserved against in the
1997

Financial Statements; (b) any damage, destruction or

loss, whether covered by insurance or not, materially and

adversely affecting the properties or business of SQL and

its Subsidiaries considered as a consolidated entity

which is not specifically identified and reserved against

in the 1997 Financial Statements; (c) any declaration,

setting aside or payment of any dividend (whether in

cash, shares or property) in respect of the capital

shares of SQL, or any redemption or other acquisition of

such shares by SQL or any Subsidiary; (d) any increase in

the compensation payable or to become payable by SQL or

any Subsidiary to their respective employees or any

adoption of or increase in any bonus, insurance, pension

or other employee benefit plan, payment or arrangement

made to, for or with any such employees, except increases

occurring in the ordinary course of business as set forth

in Section 2.07 of the SQL Disclosure Schedule;

(e) except in the ordinary course of business, any sale

or transfer by SQL or any Subsidiary affecting a tangible

or intangible asset having an aggregate value in excess

of US$50,000 (other than an asset no longer necessary or

useful in the business), any mortgage or pledge or

creation of any security interest, lien or encumbrance

affecting any such asset, any lease of property,

including equipment, or cancellation of any debt or

claim; (f) any material transaction by SQL or any

Subsidiary not in the ordinary course of business; or
(g)

any change by SQL or any Subsidiary in accounting methods

or principles.

     2.08       Contracts and Insurance.

          (a)     Except as is included in Section

2.08(a) of the SQL Disclosure Schedule, there are no

written understandings or agreements, or any provisions

thereof, including without limitation any SQL Lease (as

defined below) which contains change of control

assignment prohibitions or change of control termination

provisions, except for standard provisions set forth in

licensing agreements of SQL or any of its Subsidiaries

which agreements are consistent with the standard form

referred to in Schedule 2.08(a).

          (b)     Except as disclosed in Section
2.08(b)

of the SQL Disclosure Schedule, there are not outstanding

any of the following arrangements, to which SQL or a

Subsidiary is a party and which remain, to any extent to

be performed by SQL, a Subsidiary or another party:

               (i)     contracts of employment of, or
any

     other contracts with, any director, officer or

     employee, or any person connected with any of them;

               (ii)     contracts (including license

     agreements, maintenance agreements,  distribution

     agreements, support agreements, personal service

     agreements, or agreements regarding inventions)

     sales orders or commitments for the sale of goods

     where the contract prices for any one contract

     aggregate US$10,000 or more;

               (iii)     contracts, purchase orders or

     commitments providing for expenditure by SQL or a

     Subsidiary for the purchase of goods where the

     contract prices for any one contract aggregating

     US$10,000 or more;

               (iv)     any non-competition provisions
or

     agreements other than those contained in the

     employment agreements referenced in Section

     2.08(b)(i) of the SQL Disclosure Schedule and those

     contained in standard terms and conditions of

     licenses for product evaluation;

               (v)     any loan agreements and
overdraft

     agreements;

               (vi)     any commitment or arrangement
to

     participate in a partnership or a joint venture, or

     any shareholder agreement or agreement regarding

     distributions of dividends;

               (vii)     any confidentiality provisions

     or agreements other than those contained in the

     employment agreements referenced in Section

     2.08(b)(i) of the Disclosure Schedule and those

     contained in standard terms and conditions of

     licenses for product evaluation; and

               (viii)     any lease agreements except
the

     leases referenced in Section 2.09(b) of the

     Disclosure Schedule.

          (c)     None of the Warrantors has Knowledge
of

any breach of, violation of, or default in, any such

agreement, plan or arrangement, a breach or violation of

which or a default under which would have a Material

Adverse Effect upon the business, properties, condition

(financial or otherwise), operations or reasonably

foreseeable prospects of SQL and its Subsidiaries

considered as a consolidated entity. SQL or one of its

Subsidiaries may terminate all of the distribution

agreements entered into by SQL or any of its Subsidiaries

without penalty upon prior unilateral notice given by SQL

or such Subsidiary on the expiration of their respective

current terms.  The SQL Disclosure Schedule includes a

true and correct schedule of all policies of insurance

carried by SQL and its Subsidiaries.  Such policies are

in full force and effect, and no notice of cancellation

has been received for any of such policies.

     2.09       Title to Property; Leaseholds.

          (a)     SQL or one of its Subsidiaries, as
the

case may be;

                (i)     has good and sufficient title
to

all real property; and

               (ii)     has good and sufficient

     title to all material property and assets

     which are not real property, reflected in the

     1996 Financial Statements or acquired after the

     date of the 1996 Financial Statements (except

     (A) properties and assets sold or otherwise

     disposed of since the date of the 1996

     Financial Statements in the ordinary course of

     business, (B) assets no longer necessary or

     useful in the business, and (C) properties and

     assets that are leased (as to which it has

     valid and enforceable leases)),

free and clear of all mortgages, liens, pledges, charges

or encumbrances of any kind or character, except

(1) statutory liens for real and personal property taxes

not yet delinquent or payable subsequent to the date of

this Agreement and statutory or common law liens securing

the payment or performance of any obligation of SQL or a

Subsidiary, the payment or performance of which is not

delinquent, or which are payable or performable without

interest or penalty subsequent to such date, or the

validity of which are being contested in good faith by

SQL or a Subsidiary; (2) the rights of customers of SQL

with respect to inventory or work in process under orders

or contracts entered into by SQL or a Subsidiary in the

ordinary course of business; (3) such imperfections or

irregularities of title, liens, easements, charges or

encumbrances as do not materially detract from or

materially interfere with the use of the properties or

assets subject thereto, or affected thereby, or otherwise

materially impair business operations at such properties;

(4) such imperfections or irregularities of title, liens,

easements, charges or encumbrances as would not

materially interfere with the sale of, or materially

detract from the aggregate value of, such properties and

assets; and (5) as expressly disclosed in Section
2.09(a)

of the SQL Disclosure Schedule. The material buildings,

machinery and equipment of SQL and its Subsidiaries

reflected in the 1996 Financial Statements are in

satisfactory operating condition and repair (excepting

normal wear and tear, defects the cost of repairing which

would not be material, any need for ordinary, routine

maintenance and repairs, such as have been sold or

otherwise disposed of since the date of the 1996

Financial Statements in the ordinary course of business

or such as are no longer necessary or useful in the

business).

          (b)     Set forth in Section 2.09(b) of the
SQL

Disclosure Schedule is a true and correct list of each

lease or occupancy agreement with respect to which SQL or

any of its Subsidiaries is the tenant (collectively, the

"SQL Leases" and individually, an "SQL Lease"), which

list sets forth the date of each such SQL Lease and any

amendment thereto.  Neither SQL nor any of its

Subsidiaries has any liability or obligation in respect

of any property, whether freehold, leasehold, licensed or

occupied under an informal or undocumented arrangement

other than is disclosed in Section 2.09(b) of the SQL

Disclosure Schedule.  The information set forth in

Section 2.09(b) of the SQL Disclosure Schedule with

respect to each SQL Lease is true and correct in all

material respects.  Each of the SQL Leases is in full

force and effect and (i) no SQL Lease has been modified,

amended, canceled or terminated; (ii) none of SQL, any of

its Subsidiaries or any other party to any SQL Lease is

in material default of any of its respective obligations

thereunder; (iii) no notice has been given or received by

the tenant under any SQL Lease alleging a default by the

recipient of such notice or a claim or offset against the

enforcement of such recipient's rights under such SQL

Lease; and (iv) no consent or approval of the landlord

under any SQL Lease or of any other party is required to

permit the transactions contemplated by this Agreement,

and such transactions will not conflict with, or result

in any breach or violation of, or default under, any SQL

Lease, entitle the landlord to cancel or terminate the

same or otherwise materially adversely affect the rights

of the tenant thereunder.  The copies of the SQL Leases

are included in the SQL Disclosure Schedule and are true

and correct copies of the SQL Leases and reflect and

constitute the entire agreement between the landlord and

tenant thereunder concerning the leasing of and/or

occupancy of the premises or property covered thereby.

          (c)     SQL or its Subsidiaries have full and

exclusive right, title and interest in and to the

Product, Documentation and Intellectual Property, free

and clear of all claims, liens, encumbrances, licenses

and other interests, except as disclosed in

Section 2.09(c) of the SQL Disclosure Schedule, and

neither SQL nor any of its Subsidiaries has any

obligation to any other person or entity with respect to

the Product, Documentation or Intellectual Property,

except as disclosed in Section 2.09(c) of the SQL

Disclosure Schedule.  SQL and its Subsidiaries have the

right to bring actions for infringement of the Product,

the Documentation, and the Intellectual Property
(except

for that Intellectual Property not comprising SQL
Rights,

and none of the Intellectual Property infringes the

rights of any other person.  SQL and its Subsidiaries

have taken all action reasonably necessary to maintain as

trade secrets the source codes and all other proprietary

portions of the Product described in Section 2.09(c) of

the SQL Disclosure Schedule.  Except as set forth in

Section 2.09(c) of the SQL Disclosure Schedule, (i) no

source or object code of any software included in the

Product is subject to escrow, and (ii) SQL and its

Subsidiaries have all rights to any existing versions of

the Product for use in various computer operating

environments and, to the Knowledge of the Warrantors, is

not prohibited from converting the Product for use in all

other computer operating environments.

          (d)     Section 2.09(d) of the SQL Disclosure

Schedule accurately identifies all Product, SQL Rights

and all Rights licensed to SQL or its Subsidiaries by

third parties, the ownership as well as the registered or

unregistered status of all the foregoing being separately

stated.  The Product, Documentation and Intellectual

Property (including all SQL Rights), together with all

rights licensed to SQL or its Subsidiaries by third

parties, are adequate for the conduct of the business of

SQL and its Subsidiaries as in existence immediately

prior to the Closing Date, considered as a consolidated

entity.  To the Warrantors= Knowledge, Products

manufactured and/or sold and services provided by SQL and

its Subsidiaries do not infringe the intellectual

property rights owned by any other person or entity.

Except by virtue of their ownership of SQL Shares, no

Warrantor, and to the Knowledge of any such Warrantor, no

director, officer or employee of SQL or any Subsidiary,

owns any interest in (i) any Product, Documentation or

Intellectual Property, or (ii) any rights which infringe

upon, conflict with, or relate to any Product,

Documentation or Intellectual Property which may

supplement, substitute for or compete with any of the

Product, Documentation or Intellectual Property or
Rights

now used by SQL or any Subsidiary.

          (e)     Any Product that could have
application

with respect to any time period on or after January 1,

2000, is designed to be used prior to, during, and after

the calendar year 2000 A.D., and that the Product, as

applicable, will operate during each such time period

without error relating to date and time data,

specifically including any error relating to, or the

product of, date and time data that represents or

references different centuries or more than one century.

The preceding provision includes a warranty that the

Product:

               (i)     will correctly handle
calculations

(periods between dates); branching (using date

comparisons); format (conversions between date

representations); and storage (sorting, searching,

storing and retrieving); and

               (ii)     has been designed and tested to

ensure year 2000 compatibility, including date and time

data century recognition, calculations that accommodate

same century and multi-century formulas and date values,

date data interface values that reflect the century, and

leap years.

     2.10       Litigation.  There is no suit, action,

proceeding, claim (including breach of warranty and

product liability claims) or, to the Warrantors=

Knowledge, any investigation  involving $50,000 or more

(or of material significance because of the nonmonetary

relief sought), pending, or to the Warrantors=
Knowledge,

threatened or contemplated against SQL or any Subsidiary

or materially affecting the business, properties,

condition (financial or otherwise), results of operations

or reasonably foreseeable prospects of SQL and its

Subsidiaries considered as a consolidated entity, nor is

there any such judgment, decree, injunction or order of

any court or governmental department, commission, agency

or instrumentality outstanding against SQL or any

Subsidiary. None of SQL nor any Subsidiary is subject to

any judgment, injunction or decree that materially and

adversely affects the business, properties (financial or

otherwise), results of operations or reasonably

foreseeable prospects of SQL and its Subsidiaries

considered as a consolidated entity.

     2.11       Tax Matters.

          (a)     For purposes of this Agreement,

(i) "Taxes" shall mean all taxes, assessments, charges,

duties, fees, levies or other governmental charges

(including interest and penalties associated therewith)

including, without limitation, all country, state, city,

county, local, foreign, or other income, franchise,

capital, withholding, real or tangible property,

employment, unemployment compensation, transfer, sales,

use, valued added, excise and all other taxes of any

kind) imposed by any taxing authority in the UK, France,

the USA, any other government or any state, city, county

or other subdivision or agency thereof (each such

jurisdiction being hereinafter referred to as an

AApplicable Tax Jurisdiction@ and each such taxing

authority being hereinafter referred to as a ATaxing

Authority@), whether disputed or not, (ii) "Tax Return"

shall mean any return, declaration of estimated tax,

report or other information to be required to be supplied

to a Taxing Authority with respect to Taxes, and

(iii) "Transaction" means any one or more transactions,

acts, events or omissions of whatever nature.

          (b)     SQL and each of its Subsidiaries have

filed on a timely (which for the UK shall mean within the

time limit required by law) basis all Tax Returns and

have timely given all notices in respect of Taxes

required to be filed or given by any of them under

applicable law within the applicable statute of limita

tions period.  Except as contemplated in this Section

2.11(b), such Tax Returns were when filed and remain
(to

the extent relevant) complete and accurate in all

material respects.  All Taxes shown on such Tax Returns

have been, and all Taxes subsequently and properly

assessed by a Taxing Authority with respect to the

periods and/or Transactions to which such Tax Returns

relate have been or will be timely and fully paid, which

in relation to UK shall mean paid without giving rise to

any charge of interest or penalty for late payment,

except for amounts that SQL or a Subsidiary is contesting

in good faith, as set forth in Section 2.11(b) of the SQL

Disclosure Schedule. No extensions of time to file such

Tax Returns or waivers of statutes of limitation have

been granted.  The provisions in the 1996 Financial

Statements for Taxes currently payable and for deferred

Taxes are properly made in accordance with accounting

principles and properly provide for such Taxes for which

SQL and its Subsidiaries taken as a whole may be liable

in respect of periods or Transactions through the dates

thereof. Such provisions do not assume the availability

of any loss carry forwards.  Based on SQL=s UK

corporation tax returns as filed (taking into account any

amendments) and based on estimates for its current

taxable year, except as indicated in Section 2.11(b) of

the SQL Disclosure Schedule, neither SQL nor its

Subsidiaries have (net) operating losses, capital losses,

or tax credits available for carryforward. Included in

Section 2.11(b) of the SQL Disclosure Schedule are

complete  copies of all Tax Returns filed on behalf of

SQL and its Subsidiaries for tax periods referenced in

Section 2.11(b) of the SQL Disclosure Schedule.  No Tax

affairs of SQL and its Subsidiaries are currently under

investigation by any Taxing Authority.  Other than

routine and immaterial matters arising from the

submission of Tax Returns, no fact or condition exists

relating to any past or present Transaction, except as

set forth in Section 2.11(b) of the SQL Disclosure

Schedule, which if known to any Taxing Authority having

jurisdiction would in the SQL Shareholders' reasonable

judgment likely result in a successful challenge by such

authority of the treatment or omission of such fact or

condition on any tax return, report, or notice of SQL or

its Subsidiaries, and no issue has arisen in any

examination of SQL or any Subsidiary by any Taxing

Authority that, in either case, if raised with respect to

any other accounting period not so examined would result

in a proposed material deficiency for any other period

not so examined, if upheld.  SQL and its Subsidiaries

have made all payments of estimated Taxes required to be

made under the tax laws applicable to the Transaction and

any comparable provisions of any Applicable Tax

Jurisdiction (the ATax Laws@). All such amounts that are

required to be remitted to any Taxing Authority have been

duly remitted, except for such amounts as SQL or a

Subsidiary is contesting in good faith as set forth in

Section 2.11(b) of the SQL Disclosure Schedule.  Except

as set forth in Section 2.11(b) of the SQL Disclosure

Schedule, to the Knowledge of the  Warrantors, there is

no pending or threatened action, audit, proceeding or

investigation for the assessment or collection of Taxes

of SQL or any of its Subsidiaries other than routine

inquiries and investigations.  Except as set forth in

Section 2.11(b) of the SQL Disclosure Schedule, there are

no requests for rulings or clearances, outstanding

subpoenas or requests for information other than routine

inquiries with respect to Taxes of SQL or any of its

Subsidiaries, proposed reassessments by a Taxing

Authority of any property owned or leased by SQL or any

of its Subsidiaries, or similar matters pending with

respect to any Taxing Authority. Except as set forth in

Section 2.11(b) of the SQL Disclosure Schedule, no power

of attorney currently in force has been granted by SQL or

any of its Subsidiaries with respect to any matter

relating to Taxes. Any adjustment of Taxes of SQL or its

Subsidiaries which is required to be reported to any

Taxing Authority has been reported, and any additional

amount due with respect thereto has been paid, except for

amounts that SQL or Subsidiary is contesting in good

faith as set forth in Section 2.11(b) of the SQL

Disclosure Schedule.

          (c)     Included in the SQL Disclosure
Schedule

are copies of all material outstanding assessments or

other material written assertions of deficiencies or

other liabilities for Taxes issued by a Taxing
Authority,

of SQL and its Subsidiaries with respect to past periods

for which the limitations period has not expired.

     2.12      Employee Benefit Plans; Employees.

          (a)     All employee benefit plans or schemes

or other material arrangements under which or to which

SQL or any Subsidiary contributes to or for the benefit

of their respective employees are accurately identified

in Section 2.12(a) of the SQL Disclosure Schedule.  All

such plans and arrangements have been maintained in

compliance in all material respects with, where

applicable, all securities laws in any applicable

jurisdiction, all other laws relating to employee benefit

plans and all regulations, and rulings issued by

government agencies responsible for the administration or

enforcement of one or more such laws.  There is no

current matter, including any matter involving the

administration and operation of such plans or

arrangements, which would have a Material Adverse
Effect

on the likelihood of any of such plans or arrangements

being deemed to be in compliance with the applicable

provisions of any such laws, regulations or rulings or

impose any material liability upon SQL and its

Subsidiaries considered as a consolidated entity with

respect to such plans or arrangements.

          (b)       The employee retirement plans
listed

in Section 2.12(b) of the SQL Disclosure Schedule as

being tax-exempt (collectively the "Pension Plans"), at

all times have qualified as tax-exempt plans under the

applicable Tax Laws, and the trusts which are a part of

such Pension Plans (collectively, the "Trusts") at all

times have qualified as tax-exempt trusts under the

applicable Tax Laws.  All such Pension Plans and Trusts

shall continue to so qualify up to the Closing.

          (c)     Section 2.12(c) of the SQL Disclosure

Schedule contains a true and complete list identifying

each employee of SQL and its Subsidiaries, each such

employee's position with SQL and its Subsidiaries, and

the salary and other compensation currently payable to

each such employee.

     2.13       Labor Matters.  SQL and each of its

Subsidiaries have complied in all material respects with

all applicable national, state, local and other laws and

regulations in any applicable jurisdiction relating to

the employment, health and safety of employees and any

provisions of such laws and regulations relating to

wages, bonuses, collective bargaining, equal opportunity,

equal pay and the payment of social security and similar

payroll taxes. No employees of SQL or any of its Subsidi

aries are on strike or have threatened to strike.
Except

as set forth in Section 2.13 of the SQL Disclosure

Schedule, no unfair labor practice charges are to

Warrantors= Knowledge pending, threatened or

contemplated, against SQL or any Subsidiary.  Neither
SQL

nor any of its Subsidiaries are a party to a collective

bargaining agreement, nor are any of them required to

participate in a works council or a health and safety

committee, as such arrangements are provided for under

applicable law.

     2.14       Compliance with Applicable Laws.  To

Warrantors= Knowledge, SQL and each of its Subsidiaries

are in compliance with all national, state and local

laws, statutes, ordinances, regulations, orders, decrees

and judgments applicable to them in any applicable

jurisdiction, the enforcement of which, if any one were

not in compliance, would have a Material Adverse Effect

on the business, properties, condition (financial or

otherwise), results of operations or reasonably

foreseeable prospects of SQL and its Subsidiaries

considered as a consolidated entity.

     2.15     Accounts Receivable.  Except as set forth

in Section 2.15 of the SQL Disclosure Schedule, the

accounts receivable reflected on the 1996 Financial

Statements (or any accounts receivable sold by SQL or any

Subsidiary on a recourse basis) arose and will arise from

bona fide transactions in the ordinary course of business

(except for amounts which are not, individually or in the

aggregate, material), and the Warrantors have no reason

to believe that such receivable will not be collected in

full or be fully collectible at their face amounts
(less

any applicable reserves reflected in the 1996 Financial

Statements or thereafter established on a basis

consistent with the reserves reflected in the 1996

Financial Statements) within 90 days after the Closing.

     2.16 Access. All persons who have had access to

any material portion of the Intellectual Property which

is proprietary and non-public have executed non-

disclosure agreements with SQL or a Subsidiary, except as

disclosed in Section 2.16 of the SQL Disclosure
Schedule.

     2.17     [Intentionally omitted]

     2.18     Governmental Authorities.  No consent,

approval, order or authorization of, or registration,

declaration or filing with, any governmental entity is

required by or with respect to SQL or any Subsidiary in

connection with the execution and delivery of this

Agreement or the consummation of the transactions

contemplated hereby, except for (i) such consents as have

been obtained in connection with the transactions

contemplated herein, and (ii) such other consents,

authorizations, filings, approvals and registrations

which if not obtained or made would have a Material

Adverse Effect on SQL's ability to consummate the

transactions hereunder.

     2.19     Limitation of Liability of Warrantors.

Notwithstanding anything to the contrary contained in

this Article II, the representations and warranties of

the Warrantors under this Article II (collectively, the

AArticle II Warranties@) shall be qualified as set forth

in this Section 2.19.

          (a)     The Warrantors shall not be liable in

respect of any claims under the Article II Warranties to

the extent that the matter or matters, and related facts

giving rise to such claims are fairly disclosed in the

SQL Disclosure Schedule.

          (b)     The aggregate maximum liability of
the

Warrantors in respect of any and all of the claims under

the Article II Warranties shall in no event exceed: (i)

in respect of such claims notified to any Warrantor from

the Closing Date until the date which occurs six months

thereafter, seventy-five percent (75%) of the aggregate

value at the date of this Agreement of all of the

Consideration Shares; and (ii) in respect of such claims

notified to any Warrantor thereafter until the first

anniversary of the Closing Date (except, in the case of

the continuing warranties described in sub-clause (f)

below, until the date such warranty expires), the

aggregate value of the Consideration Shares received by

all of the Warrantors and the Trustee Sellers.

          (c)     The maximum liability of each
Warrantor

in respect of the amount of any claim or claims under the

Article II Warranties in the aggregate shall be his

Relevant Percentage (as hereinafter defined) of the

aggregate maximum liability in effect from time to time

under sub-clause (b).

          (d)     For the purposes of sub-clause (c)

above the expression Ahis Relevant Percentage@ shall

mean, with respect to each Warrantor, a fraction

expressed as a percentage, the denominator of which shall

be the total number of Consideration Shares issued to the

Warrantors and the Trustee Sellers, and the numerator of

which shall be: (i) with respect to Mr. Haque, the number

of Consideration Shares issued to Mr. Haque and the Haque

Trustee Seller; (ii) with respect to Mr. Bone, the number

of Consideration Shares issued to Mr. Bone and the Bone

Trustee Seller; and (iii) with respect to Mr. Dudley, the

number of Consideration Shares issued to Mr. Dudley and

the Dudley Trustee Seller.

          (e)     The Warrantors shall not be liable in

respect of all and any claims made by Intersolv under the

Article II Warranties unless and until the cumulative

liability of the Warrantors in respect of each separate

claim in excess of US$25,000 exceeds in the aggregate

US$250,000, after which the Warrantors shall be liable

for the amount of any claim (including the claim which

takes the cumulative liability above US$250,000) in

excess of US$10,000.

          (f)     The Warrantors shall not be liable in

respect of any claim under the Article II Warranties

unless (i) the same shall have been made before the

expiry of one year from the Closing, except that with

respect to the representations and warranties set forth

in Section 2.09(e), the Warrantors shall not be liable

unless such claim is made prior to January 1, 2001; and

(ii)  notice of such claim was made in writing to the

Warrantors specifying in reasonable detail the event of

default to which the claim relates and the nature of the

breach and the amount claimed.

          (g)     If a third party notifies Intersolv

that such third party believes that it has rights which,

if correct, would result in there being a breach of an

Article II Warranty, Intersolv shall within a reasonable

time thereafter notify the Warrantors of such third party

notice and provide Warrantors an opportunity to assist

Intersolv in disputing such third party claim.



                         ARTICLE III

   REPRESENTATIONS AND WARRANTIES OF THE SQL
SHAREHOLDERS

     Each of the SQL Shareholders severally represents as

to itself or himself, as the case may be, and severally

warrants in respect of itself or himself, as the case may

be, to Intersolv that:

     3.01     Legal Title.  It or he, other than the

Trustee Sellers, owns and has good, full legal and

beneficial title to the SQL Shares owned by him or it to

be acquired by Intersolv pursuant to this Agreement, and

there are no liens, encumbrances, or restrictions upon

said SQL Shares; and each Trustee Seller represents and

warrants that it is the registered holder of the SQL

shares set opposite its name in Appendix R-2 and has the

right to transfer such shares with limited title

guarantee, free from all charges, liens, claims and

encumbrances.

     3.02     Authorization; No Conflicts.  It or he
has

full power and authority to enter into this Agreement and

to carry out its or his obligations contemplated hereby.

This Agreement has been duly executed and delivered by,

and is the legal, valid and binding obligation of it or

him, enforceable against it or him in accordance with its

terms, and it or he is not subject to or obligated under

any law, rule or regulation of any governmental

authority, or any judgment, order, writ, injunction or

decree, or any license, franchise or permit, which would

be breached or violated by its or his execution, delivery

and performance of this Agreement and the consummation by

it or him of the transactions contemplated hereby.  The

execution and delivery of this Agreement by it or him and

the consummation of the transactions contemplated hereby

do not and will not conflict with or result in the

violation of any obligation under any mortgage, lease,

agreement or instrument applicable to any of them.

     3.03     Investment Intent.  It or he is acquiring

the Intersolv Common Stock for its or his own account,

for investment purposes and without any view to resell or

effect any distribution of such Intersolv Common Stock,

other than as contemplated in the Registration Rights

Agreement or as otherwise permitted by applicable law.

It or he has been fully informed as to the circumstances

under which it or he is required to take and hold such

Intersolv Common Stock pursuant to the requirements of

the Securities Act of 1933, as amended (the "Securities

Act"), and any applicable state securities laws.  It or

he understands that the Intersolv Common Stock has not

been registered under the Securities Act or any

applicable state securities law and may not be offered or

sold in the USA or to a "U.S. Person" (as defined under

Regulation S of the Securities Act) unless registered

under the Securities Act and any applicable state law or

an exemption therefrom is available (including, but not

limited to, Rule 904 under Regulation S).  It or he is

sophisticated and experienced in business and

investments, and it or he, as the case may be, is not a

U.S. Person.

     3.04     No U.S. Person.  It or he has no
knowledge

of any U.S. Person who has a beneficial interest in SQL=s

share capital or other of its securities.

     3.05     Limitation of Liability of SQL

Shareholders.  Notwithstanding anything to the contrary

contained in Article III, the representations and

warranties of the SQL Shareholders under this Article
III

(collectively, the AArticle III Warranties@) shall be

qualified as set forth in this Section 3.05.

          (a)     The SQL Shareholders shall not be

liable in respect of any claim under the Article III

Warranties to the extent that the matter or matters, and

the related facts, giving rise to such claim are fairly

disclosed in the SQL Disclosure Schedule.

          (b)     The aggregate maximum liability of
the

SQL Shareholders in respect of all and any claims under

the Article III Warranties shall in no event exceed the

value at the date of this Agreement of the Consideration

Shares issued to the SQL Shareholders; provided, however,

that the aggregate maximum liability of the Warrantors in

respect of the Article II Warranties and Article III

Warranties shall not exceed the value at the date of this

Agreement of the Consideration Shares received by the

Warrantors and the Trustee Sellers, except that the

foregoing shall not alter of the amount of liability of a

Warrantor under an Article II Warranty under

Section 2.19.

          (c)     Notwithstanding the provisions of sub-

clause (b), the maximum liability of each SQL
Shareholder

in respect of the amount of any claim or claims under the

Article III Warranties given by such SQL Shareholder

shall be his or its Relevant Percentage (as hereinafter

defined) of the aggregate maximum liability under sub-

clause (b), subject to the limitation set forth in the

proviso of such sub-clause (b).

          (d)     For the purposes of sub-clause (c)

above the expression Ahis or its Relevant Percentage@

shall mean, with respect to each SQL Shareholder, a

fraction expressed as a percentage, the denominator of

which shall be the total number of Consideration Shares

issued to the SQL Shareholders, and the numerator of

which shall be with respect to each SQL Shareholder, the

number of Consideration Shares issued to such SQL

Shareholder; provided, however, that (i) Mr. Haque shall

also, along with the Haque Trustee Seller, be liable for

the Relevant Percentage of the Haque Trustee Seller,
(ii)

Mr. Dudley shall also, along with the Dudley Trustee

Seller, be liable for the Relevant Percentage of the

Dudley Trustee Seller and (iii) Mr. Bone shall also,

along with the Bone Trustee Seller, be liable for the

Relevant Percentage of the Bone Trustee Seller.

          (e)     If a third party notifies Intersolv

that such third party believes that it has rights which,

if correct, would result in there being a breach of an

Article III Warranty, Intersolv shall within a reasonable

time thereafter notify the SQL Shareholders of such third

party notice and provide SQL Shareholders an opportunity

to assist Intersolv in disputing such third party claim.



     ARTICLE IV

     REPRESENTATIONS AND WARRANTIES OF INTERSOLV

     Intersolv represents and warrants to the SQL

Shareholders, subject to the referenced exceptions set

forth in the disclosure schedule attached hereto as

Schedule 2 (the AIntersolv Disclosure Schedule@), that:

     4.01       Corporate Organization.  Intersolv is a

corporation duly organized, validly existing, and in good

standing under the laws of the State of Delaware.

Intersolv has full corporate power and authority to carry

on its business as it is now being conducted and to own

the properties and assets it now owns.  Included in the

Intersolv Disclosure Schedule are copies of its

Certificate of Incorporation and By-laws, as amended to

date.

     4.02       Authorization.  Intersolv has full

corporate power and authority to enter into this

Agreement and to carry out the transactions contemplated

hereby.  The Board of Directors of Intersolv (the

"Intersolv Board") has duly authorized and approved the

execution and delivery of this Agreement and the

transactions contemplated hereby, and no other corporate

proceedings on the part of Intersolv are necessary to

authorize and approve this Agreement and the transactions

contemplated hereby.  This Agreement is a legal, valid

and binding obligation of Intersolv, enforceable against

Intersolv in accordance with its terms.

     4.03      No Violation.  Neither Intersolv nor any

of its subsidiaries (individually, an "Intersolv

Subsidiary" and collectively, the "Intersolv

Subsidiaries"), nor any of their respective properties is

subject to or obligated under any law, rule or regulation

of any governmental authority, or any order, writ,

injunction or decree, or any material agreement,

instrument, license, franchise or permit, which would be

materially breached or violated by the execution,

delivery and performance of this Agreement and

consummation by Intersolv of the transactions

contemplated hereby.  The execution, delivery and

performance of this Agreement by Intersolv and the

consummation of the transactions contemplated hereby do

not and will not conflict with, result in a breach or

violation of, or a default under (i) Intersolv's

certificate of incorporation or bylaws, (ii) any

obligation under any mortgage, lease, agreement or

instrument applicable to Intersolv, any Intersolv

Subsidiary or any of their respective properties or
(iii)

any law, rule, regulation, judgment, order or decree of

any government or governmental or regulatory authority or

court having jurisdiction over Intersolv, any Intersolv

Subsidiary or any of their respective properties, except

in the case of clauses (ii) and (iii) where such

conflict, breach, violation or default would not have a

Material Adverse Effect on the business, properties,

condition (financial or otherwise), results of operations

or reasonably foreseeable prospects of Intersolv and the

Intersolv Subsidiaries considered as a consolidated

entity and provided further that no representation or

warranty is given with respect to the possible

application of any law, rule or regulation pertaining to

the preservation of competition as a result of the

consummation of the transactions contemplated hereby.

     4.04       Governmental Authorities.  No consent,

approval, order or authorization of, or registration,

declaration or filing with, any governmental entity is

required by or with respect to Intersolv or any Intersolv

Subsidiary in connection with the execution and delivery

of this Agreement or the consummation of the transactions

contemplated hereby, (i) such disclosures, filings,

statements and reports under the Securities Exchange
Act

of 1934, as amended (the "Exchange Act"), or otherwise as

may be required in connection with this Agreement and the

transactions contemplated hereby to be filed with the

Securities and Exchange Commission ("SEC") or NASDAQ

National Market, (ii) such consents as have been obtained

in connection with the transactions contemplated herein,

and (iii) such other consents, authorizations, filings,

approvals and registrations which if not obtained or made

would have a Material Adverse Effect on Intersolv's

ability to consummate the transactions hereunder.

     4.05       SEC Documents; Financial Statements.

Included in the Intersolv Disclosure Schedule are the

true and complete copies of Intersolv's Annual Report on

Form 10-K for its fiscal year ended April 30, 1997,

Intersolv's Annual Report to Stockholders for its fiscal

year ended April 30, 1997, its proxy statement with

respect to its annual meeting of shareholders held on

September 24, 1997, and Intersolv's Quarterly Report on

Form 10-Q for its quarters ended July 31, 1997 and

October 31, 1997 (collectively, and including all

exhibits and schedules thereto and documents incorporated

by reference therein, the "Intersolv SEC Documents"), and

will make the Intersolv SEC Documents available to the

holders of the SQL Options.  As of their respective

filing dates, all Intersolv SEC Documents complied in all

material respects with the requirements of the Exchange

Act or the Securities Act, as applicable, and none of the

Intersolv SEC Documents contained any untrue statement of

a material fact or omitted to state a material fact

required to be stated therein or necessary in order to

make the statements made therein, in light of the

circumstances under which they were made, not misleading.

No subsequent event has made any of the Intersolv SEC

Documents materially misleading, except to the extent

superseded or corrected by a subsequent Intersolv SEC

Document. The audited consolidated financial statements

and unaudited consolidated interim financial statements

of Intersolv and the Intersolv Subsidiaries included or

incorporated by reference in the Intersolv SEC
Documents

(collectively, the "Intersolv Financial Statements") have

been prepared in accordance with generally accepted

accounting principles applied on a consistent basis

during the periods involved (except as may be indicated

in the notes thereto), and fairly present the

consolidated financial position of Intersolv and the

Intersolv Subsidiaries as of their respective dates and

the consolidated results of their operations and cash

flows for the periods then ended, subject, in the case of

any unaudited interim financial statements, to the

absence of complete footnotes thereto.  The unaudited

consolidated balance sheet of Intersolv and the Intersolv

Subsidiaries at July 31, 1997 and October 31, 1997,

including the notes thereto, and related unaudited

consolidated statements of income and cash flows, for

Intersolv, for the fiscal quarters ended July 31, 1997

and October 31, 1997 (collectively, the "Interim

Financial Statements").  The Interim Financial
Statements

have been prepared in accordance with generally accepted

accounting principles applied on a consistent basis for

the periods involved (except as may be indicated in the

notes thereto), and fairly present the consolidated

financial position of Intersolv and the Intersolv

Subsidiaries as of its date and the consolidated results

of their operations and cash flows for the periods then

ended, subject to the absence of complete footnotes

thereto.

     4.06       No Undisclosed Liabilities.  Except for

(a) liabilities and obligations disclosed in the

Intersolv SEC Documents and in Section 4.06 of the

Intersolv Disclosure Schedule, and (b) liabilities and

obligations incurred in the ordinary course of business

since the date of the Intersolv balance sheet at October

31, 1997, liabilities and obligations incurred in

connection with entering into and consummating (i) the

transactions contemplated by this Agreement, and (ii)

obligations expressly set forth in this Agreement, none

of Intersolv, any Intersolv Subsidiary or any of their

respective properties is subject to any material

liability or obligation (absolute, accrued, contingent or

otherwise) which was not fully reflected or reserved

against in such October 31, 1997 balance sheet, as

modified by Intersolv=s balance sheet at January 31,

1998.

     4.07       Absence of Certain Changes.  Except as

disclosed in Section 4.07 of the Intersolv Disclosure

Schedule or as contemplated or permitted by this

Agreement, since the date of the Interim Financial

Statements, there has not been: (a) any material adverse

change in the business, condition (financial or

otherwise), operations or reasonably foreseeable

prospects of Intersolv and the Intersolv Subsidiaries

considered as a consolidated entity; (b) any damage,

destruction or loss, whether covered by insurance or not,

materially and adversely affecting the properties or

business of Intersolv and the Intersolv Subsidiaries

considered as a consolidated entity; (c) any sale or

transfer by Intersolv or any Intersolv Subsidiary of any

tangible or intangible material asset, any mortgage or

pledge or creation of any security interest, lien or

encumbrance of any such material asset, any lease of

material real property, including equipment, or

cancellation of any material debt or claim, all except in

the ordinary course of business; (d) any transaction not

in the ordinary course of business; or (e) any change by

Intersolv or any Intersolv Subsidiary in accounting

methods or principles whether or not required to be

disclosed in a filing under the Exchange Act.

     4.08     Capital Stock.  As of the date hereof,

Intersolv's authorized capital stock consists of

53,000,000 shares, consisting of 50,000,000 shares of

Intersolv Common Stock, $0.01 par value, of which

21,399,004 shares are issued and outstanding and no

shares are held in Intersolv's treasury, and of
3,000,000

shares of Preferred Stock, $0.10 par value, of which no

shares are issued and outstanding and no shares are held

in Intersolv's treasury.  All issued and outstanding

Intersolv Common Stock is duly and validly issued, fully

paid and nonassessable.  Except for such Intersolv
Common

Stock, there are no shares of capital stock of Intersolv

issued and/or outstanding. Except as otherwise disclosed

in Section 4.08 of the Intersolv Disclosure Schedule,

there are no outstanding options, warrants, rights,

contracts, commitments, understandings or arrangements by

which Intersolv is bound to issue any additional shares

of its capital stock or any security convertible hereunto

or exercisable or exchangeable therefor.

     4.09     Litigation.  Except as disclosed in

Section 4.09 of the Intersolv Disclosure Schedule, there

is no suit, action, proceeding, claim (including breach

of warranty and product liability claims) or, to

Intersolv's knowledge, investigation involving $25,000 or

more (or of material significance because of the

nonmonetary relief sought), pending or, to Intersolv's

knowledge, threatened or contemplated against Intersolv

or any Intersolv Subsidiary or materially affecting the

business, properties, condition (financial or otherwise),

results of operations or reasonably foreseeable prospects

of Intersolv and the Intersolv Subsidiaries considered as

a consolidated entity, nor is there any such judgment,

decree, injunction or order of any court or governmental

department, commission, agency or instrumentality

outstanding against Intersolv or any Intersolv

Subsidiary.  None of Intersolv, any Intersolv
Subsidiary

or any of their respective properties or assets is

subject to any other judgment, injunction or decree that

materially and adversely affects the business, properties

(financial or otherwise), results of operations or

reasonably foreseeable prospects of Intersolv and the

Intersolv Subsidiaries considered as a consolidated

entity.



     ARTICLE V

     COVENANTS OF THE SQL SHAREHOLDERS AND INTERSOLV

     5.01     Confidentiality.  Each SQL Shareholder

shall hold and shall cause their attorneys, accountants,

other agents or authorized representatives, and SQL and

its Subsidiaries to hold, in strict confidence, and not

disclose to any other party or use for any purpose other

than to consummate the transactions contemplated by this

Agreement without the express prior written consent of

Intersolv, all information contained in the Intersolv

Disclosure Schedule, except (i) 3 i  may summarize such

information for its partners or investors, (ii) as such

information shall become public without violation of this

Section 5.01, which is at the time of disclosure already

known by the person to whom the disclosure is made,

(iii) as may be required by applicable law,  court, or

regulatory requirement, or as otherwise contemplated

herein, or (iv) by the Mr. Haque in his capacity as an

employee of Intersolv and used or disclosed in the

ordinary course of his employment by Intersolv.
Without

the express prior written consent of Intersolv, neither

SQL, any Subsidiary, or any SQL Shareholder shall provide

any person a copy of this Agreement or communicate to any

person the contents of this Agreement, except to their

attorneys, accountants or other agents or authorized

representatives on a need to know basis (all of whom

shall have agreed to comply with the provisions of this

Section 5.01) or as required by applicable law, court,

or regulatory requirement.

     5.02       Press Release.  Neither Intersolv nor
the

SQL Shareholders will issue, or allow SQL or its

Subsidiaries to issue, a press release or other

announcement with respect to the transactions

contemplated herein without giving the other of them a

reasonable opportunity to comment and without such other

party=s approval, such approval not to be unreasonably

withheld or delayed



     ARTICLE VI

     CONDITIONS PRECEDENT TO THE OBLIGATIONS

     OF INTERSOLV

     Each and every obligation of Intersolv under this

Agreement to be performed at or before the Closing shall

be subject to the satisfaction, at or before the Closing,

of each of the following conditions, except to the extent

that Intersolv shall have waived such satisfaction:

     6.01     Delivery of Share Certificates.  The SQL

Shareholders shall have delivered to Intersolv duly

executed transfers in favor of Intersolv in respect of

the SQL Shares, together with all of the certificates for

the SQL Shares.

     6.02     Representations and Warranties;

Performance. Each of the representations and warranties

made by the SQL Shareholders shall be true and correct in

all material respects as of the date hereof; and each SQL

Shareholder shall have performed and complied in all

material respects with all agreements, covenants and

conditions required by this Agreement to be performed and

complied with by such party prior to the Closing.

     6.03       Opinion of Counsel.  Intersolv shall
have

received opinions of counsel to the SQL Shareholders, in

form and substance reasonably satisfactory to Intersolv,

dated as of the (date hereof) (which opinions may be

combined or separate), substantially to the effect set

forth in Exhibits A-1 (Tucker, Flyer & Lewis), A-2

(Paisner & Co.), A-3 (Slaughter & May), and A-4
(Jenners)

hereto.

     6.04     Resignation of Directors and Officers.

Each director and officer of SQL and its Subsidiaries

shall have delivered his written resignation from each

such position effective as of the Closing.

     6.05     Registration Rights Agreement.  Intersolv

and the SQL Shareholders shall have executed the

Registration Rights Agreement substantially in the form

of Exhibit B hereto.

     6.06     Securities Laws.  Intersolv shall have

received such documents as it may reasonably require to

establish that the delivery of Intersolv Common Stock in

connection with the Closing complies generally with

applicable requirements of the securities laws of each

jurisdiction in which shareholders of SQL reside.

     6.07       Agreement with Option Holders.  Each of

the holders of SQL Options shall have entered into an

agreement with Intersolv in the form attached hereto as

Exhibit C pertaining to the exercise of the SQL Options

by the Option Holders and the exchange at the Closing of

Intersolv Common Stock for SQL Shares acquired by the

holders of the SQL Options pursuant to the exercise of

the SQL Options.

     6.08       Haque Employment.  Mr. Haque and

Intersolv shall have entered into an employment agreement

mutually acceptable to them and Mr. Haque and Intersolv

shall have entered into a Deed of Covenants mutually

acceptable to them.

     6.09     Powers of Attorney.  The SQL Shareholders

shall deliver to Intersolv such powers of attorney as

shall enable Intersolv to exercise its rights in the SQL

Shares pending the payment of any applicable stamp taxes.

     6.10     Trustees= and Others' Authority.  The

representative of each of the Trustee Sellers (or other

SQL Shareholder who is executing documents under a power

of attorney) shall deliver to Intersolv powers of

attorney or other documentation as reasonably required by

Intersolv to establish the authority of such

representative to act on behalf of its respective
Trustee

Seller or other SQL Shareholder with respect to this

Agreement and the transactions contemplated hereunder.

     6.11     Release of Charges. 3i shall deliver to

Intersolv instruments reasonably satisfactory to

Intersolv releasing all security granted by SQL and any

Subsidiary in relation to the Preference Shares, the

Loan, and any other obligations or liabilities to 3i.

     6.12      NASDAQ.  NASDAQ shall have given
Intersolv

and the SQL Shareholders such approvals as shall be

necessary for listing the Consideration Shares.

     6.13     Board Meetings.  The SQL Shareholders
shall

procure the holding of meetings of the boards of

directors of SQL and each of the Subsidiaries to adopt

the resolutions set out in the draft minutes in the forms

attached as Exhibits E-1, E-2 and E-3.



     ARTICLE VII

     CONDITIONS PRECEDENT TO THE

     OBLIGATIONS OF THE SQL SHAREHOLDERS

     Each and every obligation of SQL Shareholders under

this Agreement to be performed at or before the Closing

(except for its obligations with respect to

confidentiality) shall be subject to the satisfaction, at

or before the Closing, of each of the following

conditions, except to the extent that the SQL

Shareholders shall have waived such satisfaction with

respect to its obligations:

     7.01     Representations and Warranties;

Performance. Each of the representations and warranties

made by Intersolv shall be true and correct in all

material respects as of the Closing with the same effect

as though made on such date; and Intersolv shall have

performed and complied in all material respects with all

agreements, covenants and conditions required by this

Agreement to be performed and complied with by it prior

to the Closing.

     7.02     Opinion of Counsel.  The SQL Shareholders

shall have received an opinion of counsel to Intersolv

(Arent Fox), dated the Closing Date, in form and

substance reasonably satisfactory to the SQL

Shareholders, substantially to the effect set forth in

Exhibit F hereto.

     7.03     Valid Issuance of Intersolv Shares.  The

shares of Intersolv Common Stock to be issued to the SQL

Shareholders pursuant to this Agreement when so issued

will be duly and validly authorized and issued, fully

paid and nonassessable, and certificates evidencing such

shares shall have been delivered to the SQL
Shareholders.

     7.04     Registration Rights.  Intersolv and the
SQL

Shareholders shall have executed the Registration
Rights

Agreement substantially in the form of Exhibit B hereto.

     7.05     Redemption and Repayment.  The Preference

Shares shall have been redeemed in full by payment to 3i

of the redemption price plus any accrued dividends and

the Loan shall have been repaid in full, including the

early repayment compensation and any accrued interest, by

the cash payment referenced in clauses (a) and (b) of

Section 1.03.

     7.06      NASDAQ.  NASDAQ shall have given
Intersolv

and the SQL Shareholders such approvals as may be

necessary for listing the Consideration Shares.



     ARTICLE VIII

     MISCELLANEOUS PROVISIONS

     8.01     Amendment and Modification.  This
Agreement

may be amended, modified, and supplemented only by

written agreement of Intersolv and the SQL Shareholders

(or their authorized representatives) affected by any

such amendment, modification, or supplement.

     8.02     Waiver of Compliance; Consents.  Any

failure of Intersolv or any of the SQL Shareholders to

comply with any obligation, covenant, agreement or

condition herein may be waived in writing by the other

party or parties, but no waiver shall be effective for

any purpose unless it is expressed and in writing, and

any such waiver or failure to insist upon strict

compliance with such obligation, covenant, agreement or

condition shall not operate as a waiver of, or estoppel

with respect to, any subsequent or other failure.

Whenever this Agreement requires or permits consent by or

on behalf of any party or parties hereto, such consent

shall be effective only if given in writing in a manner

consistent with the requirements for a waiver of

compliance as set forth in this Section 8.02.

     8.03     Investigations; Survival of
Representations

and Warranties.  The respective representations and

warranties of the SQL Shareholders and Intersolv

contained herein or in any certificates or other

documents delivered prior to or at the Closing shall not

be deemed waived or otherwise affected by any

investigation made by any party or parties hereto.
Each

and every such representation and warranty, shall survive

the Closing subject to the provisions of Section
2.19(f).

     8.04     Notices.  All notices, requests, demands

and other communications required or permitted hereunder

shall be in writing and shall be deemed to have been duly

given when delivered by hand, when sent by facsimile

transmission or three business days after being mailed

first class with postage prepaid:

          (a)     if to the SQL Shareholders, to:

               3 i Group Plc
               91 Waterloo Road
               London SE1 8XP
               England
               Attention:     Company Secretary
               Fax: 011-44-171-928-0058


          (b)     if to Mr. Haque, to:

               Tanweer Haque
               Green Den
               Broad Green
               Chrishall
               Herts SG8 8QR
               England
               Fax: 011-44-01763 837345

          (c)     if to the Haque Trustee Seller, the
               Dudley Trustee Seller, or the Bone
Trustee
               Seller, to:

               SEFTA Trustees Limited
               12 Hill Street
               St. Helier, Jersey CI
               Fax:     011-44-15-343-3919

          (d)     if to Mr. Dudley, to:

               Michael Dudley
               31 Hurst Road
               Buckhurst Hill
               Essex 1G9 6AB
               England

          (e)     if to Mr. Bone, to:

               Alastair Bone
               The Old White Hart
               Cambridge Road
               Ugley, Herts CM22 6HR
               England

or to such other person or address as an SQL
Shareholder

shall furnish to Intersolv pursuant to the above;

          (f)     If to Intersolv, to:

               Intersolv, Inc.
               9420 Key West Avenue
               Rockville, MD  20850
               U.S.A.
               Attention:     Gary G. Greenfield,
                         President and Chief Executive
Officer
               Fax:          301-315-7022


               with copy to:

               Intersolv, Inc.
               9420 Key West Avenue
               Rockville, MD  20850
               U.S.A.
               Attention:     Worth D. MacMurray
                         General Counsel
               Fax:          301-315-7022

or to such other person or address as Intersolv shall

furnish to the SQL Shareholders in writing pursuant to

the above.

     8.05     Assignment.  This Agreement and all of
the

provisions hereof shall be binding upon the parties

hereto and their respective successors, heirs, and

assigns and inure to the benefit of the parties hereto

and their respective successors and permitted assigns,

but neither this Agreement nor any of the rights,

interests or obligations hereunder shall be assigned by

any of the parties hereto without the prior written

consent of the other parties.

     8.06     Counterparts.  This Agreement may be

executed in two or more fully or partially executed

counterparts, each of which shall be deemed an original,

but all of which together shall constitute one and the

same instrument.

     8.07     Headings.  The article and section
headings

contained in this Agreement are for reference purposes

only and shall not affect in any way the meaning or

interpretation of this Agreement.

     8.08     Governing Law.  The parties agree that
this

Agreement shall be governed and construed by the laws of

the state of Delaware, and that no conflict-of-laws

provision shall be invoked to permit the laws of any

other country, state, or jurisdiction to apply, except

that the provisions of Section 5.01 of this Agreement

(Confidentiality) shall be governed by the laws of

England and Wales.

     8.09     Time of Essence.  Time is of the essence

with respect to each provision of this Agreement in which

time is an element.

     8.10     Entire Agreement.  This Agreement and the

attached Schedules and Exhibits embody the entire

agreement and understanding of the parties hereto in

respect of the subject matter contained herein, and each

of the parties hereto acknowledges that in agreeing to

enter into this Agreement, it or he has not relied on any

representation or warranty not expressly contained in

this Agreement.  There are no restrictions, promises,

representations, warranties, covenants, or undertakings,

other than those expressly set forth or referred to

herein.  This Agreement supersedes all prior

negotiations, agreements and understandings among the

parties with respect to such subject matter.

     8.11     Expenses.  All costs and expenses
incurred

in connection with the Agreement and the transactions

contemplated hereby shall be the responsibility of the

party or parties incurring such expenses; provided,

however, that Intersolv agrees that, in the event there

is a Closing, such reasonable costs and expenses incurred

by the SQL Shareholders (other than the brokerage fee

mentioned in Section 8.13), shall be paid by Intersolv in

an aggregate amount not to exceed $150,000.

     8.12     Severability.  Whenever possible, each

provision of this Agreement will be interpreted in such

manner as to be effective and valid under applicable law,

but if any provision of this Agreement is held to be

prohibited or invalid under applicable law, such

provision will be ineffective only to the extent of such

prohibition or invalidity, without invalidating the

remainder of this Agreement.

     8.13     Broker.  Intersolv and the SQL
Shareholders

acknowledge that Broadview Associates has acted as a

broker in connection with this transaction pursuant to an

engagement letter dated November 30, 1996, and in

connection with such services shall be entitled to a

brokerage fee in accordance with the terms therein, the

payment of which shall be the responsibility of

Intersolv. There are no other brokers in connection with

this Agreement.

     8.14     Pre-emption Rights.  Each of the SQL

Shareholders consents to the sale by the other SQL

Shareholders of his or its SQL Shares pursuant to this

Agreement and accordingly waives any rights of pre-

emption over the SQL Shares conferred on him or it or

held by association or by express agreement or otherwise.

     8.15     Release by SQL Shareholders.  Each of the

SQL Shareholders confirms that he or it has no claim

(whether in respect of any breach of contract,

compensation for loss of office or monies due to him or

it on any account whatsoever except, in the case of any

SQL Shareholder who is also an employee, in respect of

any salary, commissions, bonuses and other employment

emoluments, or expenses accruing in the ordinary course

of business) outstanding against SQL or any Subsidiary or

against any of the directors or employees of SQL or any

Subsidiary and that no agreement or arrangement is

outstanding under which SQL, any Subsidiary or any such

person has or could have any obligation of any kind to

him or it.  To the extent that any such claim or

obligation exists or may exist, each of the SQL

Shareholders irrevocably and unconditionally waives such

claim or obligation and releases SQL and each Subsidiary

and any such other persons from any liability whatsoever

in respect of such claim or obligation.

     8.16     Signatures.  Signatures of the parties
are

on the following four signature pages.

     IN WITNESS WHEREOF, Intersolv, Inc., has caused this

Agreement to be duly executed and delivered as of the

date first above written.


                         INTERSOLV, INC.


                         By:
____________________________________________
                              Gary G. Greenfield,
President and
                                    Chief Executive
Officer

     IN WITNESS WHEREOF, 3 i Group plc has caused this

Agreement to be duly executed and delivered, as of the

date first above written.


                         3 i Group plc


                         By:
____________________________________________


     IN WITNESS WHEREOF, Tanweer Haque, Michael Dudley,

and Alastair Bone have signed this Agreement, as of the

date first above written.





___________________________
Tanweer Haque




___________________________
Michael Dudley




___________________________
Allstair Bone


     IN WITNESS WHEREOF, SEFTA Trustees Limited has

caused this Agreement to be duly executed and delivered,

as of the date first above written.


                         SEFTA Trustees Limited, as
                         trustee under separate
                         trust instruments, for the
                         Haque Trustee Seller, the
                         Dudley Trustee Seller, and the
                         Bone Trustee Seller:



                         By:
____________________________________________



                        Appendix R-2


             Allocation of Consideration Shares

     Number of
     Consideration
          Shares to be
Name of SQL Shareholder
Number of
Shares     Issued
                              AA@ Ordinary
Ordinary
A.     Under Share Exchange Agreement

(i)     3 i Group plc                         450
                              540,000

(ii)     Tanweer Haque
                                             260
312,000

(iii)     SEFTA Trustees Limited,
                                             170
204,000
     as Haque Trustee Seller

(iv)     Michael Dudley
                                             69
82,800

(v)     SEFTA Trustees Limited,
                                             21
25,200
     as Dudley Trustee Seller

(vi)     Alastair Bone
                                             9
10,800

(vii)     SEFTA Trustees Limited,
                                             21
25,200
     as Bone Trustee Seller


B.     Under Agreements with Option Holders

(viii)     Reggie Phillips
                                             16
17,150

(ix)     Gabriel Gribbin
                                             16
17,150

(x)     John Palmer                         ____
                                             16
                                             17,150

                    TOTALS:          450
598
                                             1,251,450
                        Appendix 1.01

                 Definitions; Interpretation


As used in the Agreement, each of the following capitalized terms shall have the meaning indicated below:

     Agreement:  See preamble.

     "A" Ordinary Shares" See Recital R-1

     Applicable Tax Jurisdiction:  See Section
2.11(a)(ii).

     Article II Warranties:  See Section 2.19.

     Article III Warranties:  See Section 3.03.

     Bone Trustee Seller: See preamble.

     CM:  See definition of AProduct.@

     CCM:  See definition of AProduct.@

     Closing:  See Section 1.03.

     Closing Date:  See Section 1.03.

     Consideration Shares:  See Recital R-5.

     Documentation:  All existing and prior
specifications
     and documents for the use and maintenance of the Product, including but not limited to, all user guides,
     installation guides, systems listings, narrative descriptions, file layouts, logic flow diagrams, source
     and load modules, output reports, test or other data,
     test programs, and other necessary information that is
     owned, used or held by SQL or any Subsidiary.

     Dudley Trustee Seller:  See preamble.

     Exchange Act:  See Section 4.04.

     Haque Trustee Seller: See preamble.

     Indemnitee:  See Section 9.03.

     Intellectual Property: Any and all right, title and
     interest of SQL or any Subsidiary in and to: all patents, registered or unregistered trade names, trademarks and servicemarks (including any associated
     goodwill attached to the trademarks and
servicemarks)
     and registered or unregistered copyrights and applications therefor ("Rights") owned by SQL or any
     Subsidiary (collectively, "SQL Rights"); trade secrets,
     customer lists, methodologies (to the extent protectible), proprietary development and marketing
     information and know-how, inventions, inventors' notes
     (to the extent such notes exist), drawings, and designs
     associated with any of the foregoing, relating to the
     business of SQL or its Subsidiaries.

     Intersolv Board:  See Section 4.02.

     Intersolv Company Stock:  See Recital R-1.

     Intersolv Disclosure Schedule:  See Article III.

     Intersolv Financial Statements:  See Section 4.05.

     Intersolv January Financial Statements:  See
Section
     4.05.

     Intersolv SEC Documents:  See Section 4.05.

     Intersolv Subsidiary or Intersolv Subsidiaries:
See
     Section 4.03.

     Knowledge: With respect to representations and warranties made by a party hereto, conscious awareness
     of the relevant facts or information upon which such
     representations and warranties are based, after the
     exercise of reasonable care in the ascertainment of
     such facts.

     Loan: The indebtedness of SQL to 3i pursuant to an
     offer letter dated March 23, 1993, having a capital
     balance of ,216,667 immediately prior to repayment as
     described in R-5.

     Material Adverse Effect: An occurrence that has or may
     have an adverse effect to Intersolv, SQL or any of its
     Subsidiaries with a value of US$50,000 or more per single occurrence or any series of related or connected
     events.

     Mr. Bone:  See preamble.

     Mr. Dudley:  See preamble.

     Mr. Haque:  See preamble.

     NASDAQ:  See Recital R-4.

     Options:  See Section 2.02.

     Ordinary Shares:  See Recital R-1

     Pension Plans:  See Section 2.12(b).

     ,:  The lawful currency of England.

     Preference Shares:  See Recital R-1.

     Product: The computer programs and components thereof
     known as Version Control (AVC@), Change Control
     Management (ACCM@) and Configuration Management
(ACM@),
     all as more fully described in Section 2.09(b) of the
     SQL Disclosure Schedule, including all product, options, features or programs marketed with or as
a
     part of, or adjunct to, the foregoing, and all copyrights and other Intellectual Property Rights
(as
     hereinafter defined) related thereto (including rights
     in the structure, sequence and organization of the Product, all screen layouts, command sequences and user
     interfaces). The term "Product" shall include all present and prior versions of the above programs, products and components and related source and object
     code and all rights to manufacture, use, license, and
     sell the same. "Product" shall also include all rights, claims and causes of action arising out of any
     employment, non-competition, confidentiality or other
     similar agreement, obligation or understanding between,
     or arising out of, any existing or former employees'
     employment relationship with SQL or any
Subsidiary, to
     the extent that such rights relate to the Products,
     including rights which SQL or any of its Subsidiaries
     has by license or otherwise obtained from third parties.

     Relevant Percentage:  For purposes of Section
2.19, see
     Section 2.19(d); and for purposes of Section 3.06, see
     Section 3.06(d).

     Rights:  See definition of AIntellectual
Property.@

     SEC:  See Section 4.04.

     Share Exchange:  See Section 1.02.

     Subsidiary and Subsidiaries:  See Recital R-3.

     SQL:  See Recital R-1.

     SQL Disclosure Schedule:  See Article II.

     SQL Lease:  See Section 2.09(c).

     SQL Rights:  See definition of AIntellectual
Property.@

     SQL Shareholders:  See preamble.

     SQL Shares:  See Recital R-1.

     Tax Return:  See Section 2.11(a)(ii).

     Taxes:  See Section 2.11(a)(i).

     Taxing Authority:  See Section 2.11(a)(ii).

     3i:  See preamble.

     Transaction:  See Section 2.11(a)(iii).

     Trustee Sellers:  See preamble.

     Trusts:  See Section 2.12(b).

     UK:  The United Kingdom.

     US$ or $:  The lawful currency of the United
States of
     America.

     USA or U.S.:  The United States of America

     U.S. Person: Any of the following: (i) any natural
     person resident in the United States, even if that person is the citizen of another country; (ii) any partnership or corporation organized under U.S.
laws;
     (iii) any partnership or corporation organized under
     the laws of a foreign country if formed by a U.S.
     person principally for the purpose of investing in securities not registered under the U.S.
Securities Act
     of 1933 (the A1933 Act@), unless it was organized and
     owned by accredited investors (as defined in Regulation
     D under the 1933 Act) who are not natural persons, estates, or trusts; (iv) any estate of which the executor or administrator is a U.S. person, unless
(a)
     the U.S. executor or administrator is a
professional
     fiduciary, (b) a non-U.S. person has sole or shared
     investment discretion, and (c) the estate is governed
     by foreign law; (v) any trust of which any trustee is a
     U.S. person, unless (a) the U.S. trustee is a professional fiduciary, (b) a non-U.S. person has sole
     or shared investment discretion of the trust assets,
     and (c) no U.S. person is a beneficiary; (vi) any nondiscretionary account held by a dealer or other fiduciary for the benefit of a U.S. person; (vii)
any
     discretionary account held by a dealer or other fiduciary organized or resident in the United
States,
     unless for the benefit of a non-U.S. person; and
(viii)
     any agency or branch of a foreign entity located in the
     United States.

     VC:  See definition of AProduct.@

     Warrantors: Collectively, Mr. Haque, Mr. Dudley, and
     Mr. Bone.
     Schedule 1

     SQL Disclosure Schedule

     Schedule 2

     Intersolv Disclosure Schedule

     Exhibit  A-1

     Opinion of Tucker, Flyer & Lewis, a Professional
Corporation

     Exhibit  A-2

     Opinion of Paisner & Co.

     Exhibit  A-3

     Opinion of Slaughter & May

     Exhibit  B-1

     Registration Rights Agreement
     (SQL Shareholders other than 3i)

     Exhibit  B-2

     Registration Rights Agreement
     (3i)
     Exhibit C

     Form of Agreement with Option Holder

      Exhibit D

     [Intentionally Omitted]

      Exhibit E-1

     Board Resolutions (SQL)

      Exhibit E-2

     Board Resolutions
     (SQL Software Limited)

     Exhibit E-3

     Board Resolutions
     (SQL Software Inc.)

      Exhibit F

     Opinion of Arent Fox Kintner Plotkin & Kahn, PLLC